UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 13, 2012

SCBT Financial Corporation

(Exact name of registrant as specified in its charter)

South Carolina	001-12669	57-0799315
(State of Incorporation)	Commission File Number	(IRS employer identification no.)

520 Gervais Street, Columbia, South Carolina	29201
(Address of principal executive offices)	(Zip code)

(800) 277-2175

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01              Completion of Acquisition or Disposition of Assets.

Effective December 13, 2012, SCBT Financial Corporation (the “Company”) completed its previously-announced merger (the “Merger”) with The Savannah Bancorp, Inc. (“SAVB”), pursuant to an Agreement and Plan of Merger, dated as of August 7, 2012 (the “Merger Agreement”) between the Company and SAVB.  At closing, SAVB merged with and into the Company, with the Company surviving the Merger as the surviving corporation.  Pursuant to the Merger Agreement, holders of SAVB common stock have a right to receive 0.2503 of a share of common stock of the Company for each share of SAVB common stock held immediately prior to the effective time of the Merger, plus cash in lieu of fractional shares.  Each outstanding share of the Company’s common stock remained outstanding and was unaffected by the Merger.

Immediately following the Merger and pursuant to the Merger Agreement, The Savannah Bank, N.A., a national banking association, and Bryan Bank & Trust, a Georgia banking corporation, and each a wholly owned subsidiary of SAVB, merged with and into SCBT, a South Carolina banking corporation and wholly owned subsidiary of the Company, with SCBT surviving the merger in each case and continuing its corporate existence.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference as Exhibit 2.1.  On December 13, 2012, the Company issued a press release announcing the completion of the Merger, a copy of which is attached hereto as Exhibit 99.1.

ITEM 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon the consummation of the Merger, Robert H. Demere, Jr., who was a member of the pre-merger board of directors of SAVB, was appointed to serve as member of the Company’s board of directors, which has been expanded to 16 members. Effective upon consummation of the Merger, Mr. Demere has also been appointed to serve on the Wealth Management and Trust Committee and the Audit Committee of the Company’s board of directors. Compensatory arrangements for Mr. Demere will be consistent with the previously disclosed standard arrangements for non-employee directors are described in the Company’s proxy statement for its 2012 annual meeting of shareholders filed on March 20, 2012, which disclosure is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements required by this Item 9.01(a) will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the date this Current Report on Form 8-K must be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required by this Item 9.01(b) will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the date this Current Report must be filed.

(d)  Exhibits.

Exhibit No.	Description
2.1

Agreement and Plan of Merger between SCBT Financial Corporation and The Savannah Bancorp, Inc., dated August 7, 2012 (attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on August 10, 2012 and incorporated herein by reference).

99.1	Press Release, dated December 13, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCBT FINANCIAL CORPORATION

Date: December 14, 2012
	By:	/s/ John C. Pollok
	Name:	John C. Pollok
	Title:	Senior Executive Vice President, Chief Financial Officer
and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1

Agreement and Plan of Merger between SCBT Financial Corporation and The Savannah Bancorp, Inc., dated August 7, 2012 (attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on August 10, 2012 and incorporated herein by reference).

99.1	Press Release, dated December 13, 2012.